OPPENHEIMER GLOBAL STRATEGIC INCOME FUND
Supplement dated February 28, 2011 to the

Prospectus dated January 28, 2011

This supplement amends the Prospectus of Oppenheimer Global Strategic Income Fund (the “Fund”) dated January 28, 2011.

1. The table titled “Annual Fund Operating Expenses” and the footnotes that immediately follow it, on page 3, have been deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class N	Class Y
Management Fees	0.51%	0.51%	0.51%	0.51%	0.51%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None
Other Expenses[1]	0.19%	0.38%	0.20%	0.39%	0.30%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	0.99%	1.93%	1.75%	1.44%	0.85%
Fee Waiver and Expense Reimbursement[2]	(0.04%)	(0.04%)	(0.04%)	(0.04%)	(0.05%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.95%	1.89%	1.71%	1.40%	0.80%

1. Other Expenses have been restated to reflect current fees.
2. The Manager has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in Oppenheimer Institutional Money Market Fund, Oppenheimer Master Loan Fund, LLC and Oppenheimer Master Event-Linked Bond Fund, LLC. The Fund's transfer agent has voluntarily agreed to limit its fees for all classes to 0.35% of average annual net assets per class. Each of these expense limitations may be amended or withdrawn after one year from the date of this prospectus.

1. The table titled “Example,” on page 3, has been deleted in its entirety and replaced with the following:

If shares are redeemed:					If shares are not redeemed:
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$568	$773	$995	$1,633	$568	$773	$995	$1,633
Class B	$694	$908	$1,248	$1,795	$194	$608	$1,048	$1,795
Class C	$275	$552	$953	$2,077	$175	$552	$953	$2,077
Class N	$244	$455	$789	$1,733	$144	$455	$789	$1,733
Class Y	$82	$267	$468	$1,049	$82	$267	$468	$1,049

February 28, 2011     PS0230.041